UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

TradeUP Global Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40368	98-1584130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue, 27th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(732) 910-9692

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	TUGCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	TUGC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TUGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 27, 2021, the management and the Audit Committee of TradeUP Global Corporation (the “Company”), after consultation with Friedman LLP, concluded that the Company’s audited balance sheet as of May 3, 2021 filed in the Company’s Form 8-K filed on May 7, 2021, and the Company’s unaudited financial statements filed in the Company’s Form 10-Q as of and for the quarter ended June 30, 2021 contained errors relating to the classification between temporary equity and permanent equity of the shares of the Company’s Class A ordinary shares subject to redemption, which the Company initially presented a portion of as permanent equity, and has determined should be classified as temporary equity. In light of these errors, it was determined that it is appropriate to amend and restate the Company’s previously issued audited balance sheet as of May 3, 2021 reflecting receipt of the proceeds upon consummation of the Company’s initial public offering and the private placement that was included in the Company’s Current Report on Form 8-K filed on May 7, 2021 and the unaudited financial statements included in the Company’s Form 10-Q as of and for the quarter ended June 30, 2021 (“Non-Reliance Financial Statements”).

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. The Company will file an amendment to its Form 8-K filed on May 7, 2021 with respect to the audited balance sheet as of May 3, 2021 and an amendment to its Form 10-Q as of and for the quarter ended June 30, 2021 with respect to its unaudited financial statements reflecting the reclassification of shares of the Company’s Class A ordinary shares subject to redemption as temporary equity as soon as practicable.

The Company has reflected the corrections described above in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with SEC on November 5, 2021. The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Friedman LLP as the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Global Corporation

	By:	/s/ Jianwei Li
	Name:	Jianwei Li
	Title:	Chairman and Co-Chief Executive Officer

Date: December 28, 2021